Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of  Insynergy Products, Inc. a Nevada corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Year-end Report on Form 10-K for the calendar year ending December 31, 2012 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 19, 2013	/s/Martin Goldrod
Chief Financial Officer